1st Quarter Highlights 2 0 1 9

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Why Invest in First Merchants? 3 3

Company Profile (as of March 31, 2019) First Merchants Market Information Common Shares Outstanding 49,428,468 ₎ First Merchants Bank, formed in 1893, celebrating its 126th anniversary. Market Cap $1,821,439 Dividend Yield 2.39% ₎ First Merchants Corporation, organized in 1982, is the Price/Tangible Book Value 1.84x largest financial services holding company Price/LTM EPS 11.3x headquartered in Central Indiana Price/2019 Est. EPS 10.7x Financial Highlights($ in Thousands) Assets $10,210,925 Leadership Team Loans, Net $7,218,418 Name/Title Deposits $8,047,798 Michael C. Rechin, President & CEO Tangible Common Equity $987,466 TCE/TA 10.14% Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer 2019 Net Income – YTD $38,817 Michael J. Stewart, EVP & Chief Banking Officer 2019 ROAA – YTD 1.54% John J. Martin, EVP & Chief Credit Officer 2019 ROATCE - YTD 16.58% NPAs/Loans + OREO 0.42% 4 4

Our Franchise Key Market Profiles Loans Deposits $1,280M Columbus $ 612M 767M Fort Wayne 969M 2,537M Indianapolis 1,662M 627M Lafayette 1,100M 1,153M Muncie 2,419M 939M Lakeshore 1,286M $7,303M Total $8,048M (as of March 31, 2019) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 5 5

Key FMC Deposit Market Share – FDIC Data June 30, 2018

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	53.48%	$ 1,315,724
Jasper County, IN	Lafayette (Established)	1	33.64%	201,364
White County, IN	Lafayette (Established)	1	34.50%	164,957
Jay County, IN	Muncie (Established)	1	48.16%	117,967
Wells County, IN	Fort Wayne (Growth)	1	21.77%	100,998
Union County, IN	Muncie (Established)	1	41.72%	47,252
Tippecanoe County, IN	Lafayette (Established)	2	19.96%	538,089
Madison County, IN	Indianapolis (Growth)	2	24.12%	340,238
Henry County, IN	Muncie (Established)	2	36.11%	227,022
Clinton County, IN	Lafayette (Established)	2	14.64%	64,919
Wabash County, IN	Muncie (Established)	2	15.54%	65,558
Hendricks County, IN	Indianapolis (Growth)	3	11.27%	285,205
Adams County, IN	Muncie (Established)	3	18.36%	130,497
Shelby County, IN	Indianapolis (Growth)	3	16.94%	99,771
Randolph County, IN	Muncie (Established)	3	4.11%	71,882
Hamilton County, IN	Indianapolis (Growth)	4	7.37%	758,934
Hancock County, IN	Indianapolis (Growth)	4	10.12%	104,673
Morgan County, IN	Indianapolis (Growth)	4	10.74%	101,469
Huntington County, IN	Fort Wayne (Growth)	4	15.63%	91,983
Marshall County, IN	Fort Wayne (Growth)	4	7.37%	55,943
Carroll County, IN	Lafayette (Established)	4	12.07%	34,743
Brown County, IN	Indianapolis (Growth)	4	19.86%	21,913
Allen County, IN	Fort Wayne (Growth)	5	7.76%	546,373
Fayette County, IN	Muncie (Established)	5	9.01%	30,224
Miami County, IN	Muncie (Established)	5	8.00%	31,445
Sub Total				$5,549,143
First Merchants Total				$7,541,282

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First Merchants “Whole Bank” Strategy Commercial Banking Consumer Banking Private Wealth Advisors Growth Strategy Organic Merger/Acquisition 7 7

First Merchants Strategy Commercial Bank Located in Prime Growth Commercial Banking Markets Indianapolis, Indiana Columbus, Ohio Fort Wayne, Indiana Lafayette, Indiana Lakeshore - Northwest Indiana Hire the Best Talent Supported with the Finest: Sales Management Process Lending and Cash Management Services Revenue-Based Incentive System 8

First Merchants Strategy Consumer Retail Bank Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals State-of-the-Art Deposit and CRM Systems Highly Usable Online Banking System Widely Available Mobile Banking System Customer Service and Relationship Growth-Oriented Incentive System 9

First Merchants Strategy Private Wealth Advisors Comprehensive and coordinated approach to personal wealth management Expertise in Investment Management, Private Banking, Fiduciary, Estate and Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer bank to offer personal investment advice through First Merchants Investment Services. Strong legacy presence in Muncie, Lafayette and Fort Wayne Rapidly growing presence in Indianapolis, Columbus, OH and Lakeshore - Northwest Indiana 10

First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” Consumer Banking Mortgage Banking Commercial Banking Business Banking Commercial & Industrial Agriculture Sponsor Finance Public Finance Healthcare Services Investment Real Estate Treasury Management and Merchant Processing Services Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement) “We specialize in our communities” 11

Line-of-Business Strategies CONSUMER COMMERCIAL MORTGAGE WEALTH BANKING BANKING ADVISORY Indianapolis Columbus, OH Lafayette Muncie Lakeshore Fort Wayne Higher Growth Higher Growth Established Established Higher Growth Higher Growth Delaware, Fayette, Brown, Hamilton, Carroll, Clinton, Franklin County, OH Henry, Jay, Lake & Porter, IN Adams, Allen, Hancock, Hendricks, Jasper, Montgomery, Madison, Randolph, Cook & DuPage, IL Huntington, Marshall, Johnson, Marion, Tippecanoe, White Union, Wabash, Counties Miami, Wells Morgan, Shelby Counties Wayne Counties, IN Counties Counties Butler County, OH 12

Organic Growth Opportunities Exists in All Directions Lakeshore - NW Indiana MSA* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 686,153 Total Population: 438,721 Deposit Market Share: 14.70% Deposit Market Share: 7.76% FOUNDING MARKET Muncie MSA Established: 1893 Lafayette MSA Total Population: Columbus, Ohio MSA Entered: 2002 114,634 Entered: 2003 Current Market Total Population: 222,673 Total Population: 2,119,314 Share: 53.48% Deposit Market Share: 19.96% Deposit Market Share: 1.52% Indianapolis MSA Entered: 1998 Total Population: 2,058,816 Deposit Market Share: 3.86% *Includes Jasper, Lake, and Porter counties 13

Ranked Best in the Midwest for Business AAA Credit Rating since 20081 Leading the Nation in Manufacturing Job Growth 1st in Midwest and 5th Nationally for Best State for Doing Business2 1st Metro Area for Strong Job Opportunities with Affordable Housing 1st Nationally for Highway Accessibility 1st in the Midwest/8th Nationally for Low Taxes 1st for Quality of Government and Government Administration3 1st for Best Business Regulatory Climate4 Top 5 Nationally for Cost of Doing Business 2nd in the Nation for Small Business Growth 2nd Nationally for Availability of Skilled Labor 2nd Best City in the Nation for Recent Graduates (Indianapolis) 2nd Nationally for Top States for Business - Infrastructure 2nd Largest Global Fed Ex Air Hub 4th Nationally for Women in Tech and 10th in Overall Tech Job Growth 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 14

Muncie Market ₎ Located 58 miles northeast of Indianapolis in the east central portion of the Notable Major Employers state ₎ Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas. ₎ Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape ₎ Ranked #27, Forbes Best Small Places for Business and Careers ₎ Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology ₎ Home to Ball State University Delaware County, IN* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 11 $1,315,724 53.48% Projected HHI & Pop. Change 2019-2024 2 Mutual First Financial 7 569,251 23.14% 3 J.P. Morgan Chase 3 248,004 10.08% 10.43% 10.85% 8.82% 4 Old National Bancorp 4 186,150 7.57% 5 Star Financial Group 3 140,343 5.70% 3.56% 6 Woodforest Financial Group 1 835 0.03% 2.10% Market Total 29 $ 2,460,307 -0.32% U.S. Indiana Delaware Co. *SNL Financial FDIC Summary of Deposits as of June 30, 2018 HHI Pop. 15

Indianapolis Market ₎ Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities Notable Major Employers and towns with populations of at least 5,000* ₎ The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years* ₎ Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio* ₎ With 862,781 residents, Indianapolis was the nation’s 14th largest city* Hamilton County, IN** Mkt. Rank Branches Deposits Share 1 First Internet Bancorp 1 $ 2,463,049 23.91% 2 JPMorgan Chase & Co. 15 1,703,502 16.54% 3 Merchants Bancorp 2 1,155,708 11.22% 4 First Merchants Corporation 11 758,934 7.37% 5 PNC Financial Services Group 11 636,309 6.18% Projected HHI & Pop. Change 2019-2024 6 Lakeland Financial Corp 3 539,092 5.23% 7 Fifth Third Bancorp 6 517,384 5.02% 10.43% 8 Huntington Bancshares 11 487,496 4.73% 8.82% 8.57% 6.94% 9 Bank of Montreal 8 409,207 3.97% 3.56% 10 KeyCorp 7 282,555 2.74% 2.10% Market Total 113 $10,301,292 *IBJ.com U.S. Indiana Hamilton Co. **SNL Financial FDIC Summary of Deposits as of June 30, 2018 HHI Pop. 16

Lafayette Market ₎ Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana Notable Major Employers ₎ Ranked #2, Forbes Best Small Places for Business and Careers ₎ Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)** ₎ Ranked among 24/7 Wall St., American City Adding the Most Jobs ₎ Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 6 $ 840,529 31.18% 2 First Merchants Corporation 8 538,089 19.96% 3 Regions Financial Corp 6 310,753 11.53% 4 Old National Bancorp 4 254,827 9.45% 5 Horizon Bancorp 4 160,473 5.95% Projected HHI & Pop. Change 2019-2024 6 Huntington Bancshares, Inc. 4 140,284 5.20% 7 First Bancshares, Inc. 5 123,522 4.58% 13.05% 8 Fifth Third Bancorp 2 100,499 3.73% 10.43% 8.82% 9 1st Source Corp 3 85,485 3.17% 4.87% 10 Salin Bancshares 3 61,530 2.28% 3.56% 2.10% Market Total 54 $ 2,695,751 U.S. Indiana Tippecanoe Co. *Indianapolis Business Journal **SNL Financial FDIC Summary of Deposits as of June 30, 2018 HHI Pop. 17

Lakeshore Market ₎ Indiana’s second-most populous market Notable Major Employers ₎ Benefit from its Chicago proximity ₎ Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest** ₎ New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol** ₎ Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 First Bancshares, Inc. 28 $ 2,240,604 23.38% 2 JPMorgan Chase & Co. 21 2,046,673 21.36% 3 First Midwest Bancorp 16 1,056,052 11.02% 4 First Financial Bancorp 8 780,983 8.15% 5 Northwest Indiana Bancorp 15 779,420 8.13% Projected HHI & Pop. Change 2019-2024 6 First Merchants Corporation 10 724,971 7.57% 10.43% 7 Bank of Montreal 15 522,874 5.46% 8.82% 9.08% 8 Fifth Third Bancorp 12 466,003 4.86% 9 PNC Financial Services Group 4 204,691 2.14% 3.56% 10 AMB Financial Corp 5 181,163 1.89% 2.10% Market Total 152 $ 9,581,769 -0.28% *SNL Financial FDIC Summary of Deposits as of June 30, 2018 U.S. Indiana Lake County **www.nwiforum.org/nwi-becoming-an-economic powerhouse HHI Pop. 18

Fort Wayne Market ₎ 2nd Largest MSA in the State of Indiana Notable Major Employers ₎ Diversified economy (manufacturing, health care, retail trade, food services) ₎ Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas ₎ Fort Wayne-Allen County economic engine of the Northeast Indiana region ₎ #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 Wells Fargo 13 $ 1,825,786 25.93% 2 JP Morgan Chase & Co. 12 1,189,769 16.90% 3 Lakeland Financial Corp. 5 790,813 11.23% 4 PNC Financial Services Group 11 652,271 9.26% Projected HHI & Pop. Change 2019-2024 5 First Merchants Corporation 11 546,373 7.76% 6 Old National Bancorp 5 497,783 7.07% 10.43% 10.59% 7 STAR Financial Group, Inc. 9 410,213 5.83% 8.82% 8 1st Source Corp. 8 409,186 5.81% 3.56% 3.17% 9 Fifth Third Bancorp 8 257,169 3.65% 2.10% 10 First Defiance Financial 2 85,084 1.21% Market Total 101 $ 7,040,342 U.S. Indiana Allen County HHI Pop. *SNL Financial FDIC Summary of Deposits as of June 30, 2018 19

Columbus, Ohio Market ₎ Second-most populous county in Ohio Notable Major Employers ₎ Within 600 miles of 60% of All U.S. and Canadian Population ₎ Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water** ₎ Home to Ohio State University Franklin County, OH* Mkt. Rank Branches Deposits Share 1 Huntington Bancshares 61 $ 23,332,648 45.28% 2 JP Morgan Chares & Co 52 11,833,655 22.96% 3 PNC Financial Services Group 41 4,892,157 9.49% 4 Fifth Third Bancorp 41 4,543,334 8.82% 5 Key Corp 21 1,187,275 2.30% 6 U.S. Bancorp 33 1,185,746 2.30% Projected HHI & Pop. Change 2019-2024 7 Heartland Bancorp 14 694,013 1.35% 8.82% 8.74% 9.04% 8 Wells Fargo & Co 1 642,289 1.25% 9 First Merchants Corporation 9 557,734 1.08% 5.03% 3.56% 10 First Financial Bancorp 5 524,389 1.02% Market Total 321 $ 51,534,345 1.01% *SNL Financial FDIC Summary of Deposits as of June 30, 2018 U.S. Ohio Franklin County **http://jobs-ohio.com/manufacturing/ HHI Pop. 20

Growth Through Acquisition Experienced Acquirer Expand in Current High-Growth Markets Extend into Additional High-Growth Markets Add to Franchise with Stable Deposit Gathering Markets 21

Acquisition Experience 22

First Merchants Acquisition Process Continuous Relationship Building Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Management Integration Process Single Charter Operating Environment Scalable Technology and Operations Center 23

Operational Delivery Highlights Strategic differentiator in support of growth and scalability Operational services execution “hub” focusing on value creation Functional focus: Operations Project Management Technology Risk Management Vendor Management Credit Administration Located on the interstate less than 30 minutes north of Indianapolis 130,000+ square feet of flexible space Strategic Vendor Partners 24

Operational Delivery Highlights Customer, Digital Channel & Transaction Activity ₎ Retail Households: 177,800 ₎ Online Banking/Digital Channel ₎ Cash Management Annual Volume • Consumer: 85K Users • Automated Clearing House (ACH) • 1.5M logins monthly • # Originated: 2.5M Items ($8B) • 14K bill pay users • # Received: 14M Items ($23B) • 90K bill payment transactions monthly ($30M) • Mobile: 53K Users • Domestic Wires • 24.5 average logins per user, per month • # Originated: 42K Items ($21B) • 14K mobile deposits per month • # Received: 43K Items ($27B) • Business: 9.9K Users • International Wires • 13% use ACH/Wire/Positive Pay • # Originated: 1K Items ($35M) • # Received: 159 Items ($2.6M) • Total ATMS: 136 + 25,000 MoneyPass ATMs ₎ Total Debit Cards ₎ Commercial Remote Deposit Capture • 161K active cards • 591 businesses using solution • 3.5M monthly card swipes • 143K deposits annually • $136M in monthly volume • 1.7M items deposited annually • $3.7B in total deposits 25

1st Quarter 2019 Highlights Earnings Per Share of $ .78, a 5.4% Increase over 1Q2018 $38.8 Million of Net Income, a 5.8% Increase over 1Q2018 Total Assets of $10.2 Billion; Grew by 7.8% over 1Q2018 Organic Loan & Deposit Growth of 5.7% and 9.8%, respectively, over 1Q2018 1.54% Return on Average Assets 10.86% Return on Average Equity 51.18% Efficiency Ratio 26

Total Assets 2017 2018 Q1-’18 Q1-’19 1. Investments $1,561 $1,633 $1,544 $1,863 2. Loans 6,758 7,229 6,906 7,303 3. Allowance (75) (81) (76) (81) 4. Goodwill & Intangibles 477 470 475 468 5. BOLI 224 225 222 226 6. Other 422 409 402 432 7. Total Assets $9,367 $9,885 $9,473 $10,211 Annualized Asset Growth 5.5% 13.2% 1 1 Annualized from December 31, 2018 27

Loan Yield and Detail (as of March 31, 2019) YTD Yield = 5.30% Commercial Agricultural Construction Land & Agricultural Total Loans = $7.3 Billion Real Estate Land Public Land Development Production Non-Owner 3.2% Finance/Other 7.4% 1.1% Occupied Commercial 25.9% 5.9% Variable = $5.0 Billion Residential Fixed = $2.3 Billion Mortgage 13.4% Home Equity LIBOR- 7.3% Based 36% Prime- Other Based Consumer 19% Commercial 1.5% Real Estate Owner-Occupied 9.8% Commercial & Industrial 24.5% Fixed Rate Other 32% Variable Rates 13% 28

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months GUIDELINE #1 GUIDELINE #2 1Q2019 1Q2019 4Q2018 4Q2018 3Q2018 3Q2018 2Q2018 2Q2018 End End - - 1Q2018 1Q2018 4Q2017 4Q2017 3Q2017 3Q2017 Quarter Quarter 2Q2017 2Q2017 1Q2017 1Q2017 4Q2016 4Q2016 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 29

Investment Portfolio (as of March 31, 2019) Tax-Exempt Mortgage-Backed Municipals Securities 47% 27% $1.9 Billion Portfolio Modified duration of 5.1 years Tax equivalent yield of 3.49% Net unrealized gain of $26.1 Million Collateralized Mortgage Corporate U. S. Obligations Obligations Agencies 22% 1% 3% 30

Total Liabilities and Capital ($ in Millions) 2017 2018 Q1-’18 Q1-’19 1. Customer Non-Maturity Deposits $5,741 $6,268 $5,850 $6,439 2. Customer Time Deposits 1,051 1,241 1,137 1,375 3. Brokered Deposits 381 246 341 234 Total Deposits 7,173 7,755 7,328 8,048 4. Borrowings 701 538 644 481 5. Other Liabilities 57 51 55 92 6. Hybrid Capital 133 133 133 134 7. Common Equity 1,303 1,408 1,313 1,456 8. Total Liabilities and Capital $9,367 $9,885 $9,473 $10,211 31

Deposit Detail (as of March 31, 2019) YTD Cost = 1.20% Certificates & Certificates & Total = $8.0 Billion Time Deposits Time Deposits >$100,000 <$100,000 Savings 8% Deposits 9% Brokered 29% Deposits 3% Demand Deposits 51% 32

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 14.71% 15.00% 14.61% 14.24% 14.25% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.12% 11.98% 12.00% 11.64% 11.16% 11.11% 11.04% 11.21% 11.03% 11.00% 11.00% 10.14% 9.97% 10.00% 9.68% 9.50% 9.55% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 33

Net Interest Margin Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Net Interest Income - FTE ($millions) $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 Fair Value Accretion $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 Tax Equivalent Yield on Earning Assets 4.42% 4.44% 4.56% 4.67% 4.57% 4.74% 4.88% 4.97% 4.89% Interest Expense/Average Earning Assets 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% 0.83% 0.93% 1.05% Net Interest Margin 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% 4.05% 4.04% 3.84% Fair Value Accretion Effect 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 0.15% 0.17% 0.09% $94 4.20% 4.10% 4.05% 4.04% $90 4.03% 3.84% 3.98% 3.95% 3.99% $86 3.92% 4.00% $82 3.80% $78 $74 3.60% $70 $66 3.40% $62 3.20% $58 $54 3.00% Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Net Interest Income - FTE ($millions) Net Interest Margin 34

Non-Interest Income 2017 2018 Q1-’18 Q1-’19 1. Service Charges on Deposit Accounts $ 18.7 $ 21.0 $ 4.8 $ 5.1 2. Wealth Management Fees 14.7 14.9 3.8 3.8 3. Card Payment Fees 16.1 18.0 4.6 4.8 4. Gains on Sales of Mortgage Loans 7.6 7.0 1.8 1.3 5. Derivative Hedge Fees 2.0 2.5 0.8 0.8 6. Other Customer Fees 1.7 1.9 0.5 0.5 7. Cash Surrender Value of Life Ins 6.6 4.2 1.2 1.0 8. Gains on Sales of Securities 2.6 4.3 1.6 1.1 9. Other 1.0 2.7 0.5 0.3 10. Total Non-Interest Income $71.0 $76.5 $19.6 $18.7 35

Private Wealth Advisors

Delivers broad advisory capabilities and expertise through local, engaged and empowered leaders

Business lines include:

- Investment Management – Personal and Institutional
- Retirement Plan Services
- Fiduciary Administration
- Private Banking
- First Merchants Investment Services (not reflected below)

- Asset levels for existing clients were under pressure in Q1 due to equity market volatility
- Strong new client acquisition in Q1
- Private Banking driving expansion of existing client relationships and new client acquisition
- Strong partnership with Commercial and Retail lines of business in delivering whole-bank solutions for clients
- Strong progress with First Merchants Investment Services migrating to an Advisory Fee Model


Total Assets
(excludes First Merchants Investment Services)
Assets $ (in Billions)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.80
$1.17
$2.04
$1.25
$2.68
$1.79
$2.72
$1.70
$3.00
$1.86
12/31/2015
12/31/2016
12/31/2017
12/31/2018
3/31/2019
Total Assets
Total Assets Under Management


Total Revenue (in Millions $)
(excludes First Merchants Investment Services)
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$9.20
$6.66
$9.82
$7.29
$11.59
$8.78
$16.06
$2.93
$13.13
$10.20
$0.11
$3.42
$2.62
$4.51
$1.10
$3.41
$2.61
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
12/31/2015
12/31/2016
12/31/2017
12/31/2018
1Q18
1Q19
Annual Revenues (LHS)
Quarterly Revenues (RHS)
Total Fee Revenue
Net Interest Income
Core Fee Revenue

First Merchants Corporation

36

Mortgage Banking Key component of Fee Income Mortgage Banking Revenue 8 ₎ Mortgage Production for sale and $7.56M $7.0M $7.01M 7 portfolio via commissioned and $6.5M salaried loan originators 6 ₎ Strong loan origination teams in high-growth areas of Indianapolis 5 and Columbus, OH 4 ₎ Centralized underwriting and processing 3 $5.88M $6.24M $6.46M $5.62M ₎ Strong connectivity with retail 2 branches ₎ Majority of the pipeline is driven 1 by purchase business 0 ₎ 12/31/2018 YTD 1868 mortgages 2015 2016 2017 2018 for $357M in volume Servicing fees Gain on Sale 37

Non-Interest Expense 2017 2018 Q1-’18 Q1-’19 1. Salary & Benefits $119.8 $131.7 $ 32.2 $ 33.0 2. Premises & Equipment 30.1 32.7 8.4 8.7 3. Intangible Asset Amortization 5.6 6.7 1.7 1.5 4. Professional & Other Outside Services 12.8 8.2 1.5 1.9 5. OREO/Credit-Related Expense 1.9 1.5 0.4 1.2 6. FDIC Expense 2.6 2.9 0.7 0.7 7. Outside Data Processing 12.2 13.2 3.0 3.7 8. Marketing 3.7 4.7 0.9 1.1 9. Other 16.9 18.4 4.9 4.8 10. Total Non-Interest Expense $ 205.6 1 $ 220.0 $ 53.7 $56.6 12017 includes acquisition-related expenses of $12.2 million 38

Earnings ($ in Millions) 2017 2018 Q1-’18 Q1-’19 1. Net Interest Income $ 277.3 $ 338.8 $ 79.9 $ 84.9 2. Provision for Loan Losses (9.1) (7.2) (2.5) (1.2) 3. Net Interest Income after Provision 268.2 331.6 77.4 83.7 4. Non-Interest Income 71.0 76.5 19.6 18.7 5. Non-Interest Expense (205.6) (220.0) (53.7) (56.6) 6. Income before Income Taxes 133.6 188.1 43.3 45.8 7. Income Tax Expense (37.5) 1 (29.0) 2 (6.6) (6.9) 8. Net Income Avail. for Distribution $ 96.1 $ 159.1 $ 36.7 $ 38.9 9. EPS $ 2.12 3 $ 3.22 $ 0.74 $ 0.78 10. Efficiency Ratio 54.56% 50.21% 51.33% 51.18% 12017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 22018 reflects $1.8 million net reduction to income tax expense resulting from an increase in Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets 3Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 39

Per Share Results 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 – – – $ .78 2. Dividends $ .22 – – – $ .22 3. Tangible Book Value $20.07 40

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .22 0.22 0.20 0.18 $20.07 0.18 $19.12 0.16 .15 $16.96 .14 $15.85 $14.68 0.14 $13.65 0.12 .11 $12.17 $10.95 0.10 $9.64 .08 $9.21 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.39% Forward Dividend Yield Compound Annual Growth Rate of 9.90% Equals 28.2% Dividend Payout Ratio 41

Asset Quality Summary Change Change ($ in Millions) Linked Quarter Year Over Year 186.12017 2018 Q1-'18 Q1-'19 $ % $ % 1. Non-Accrual Loans $ 28.7 $ 26.1 $ 27.5 $ 28.0 $ 1.9 7.3% $ 0.5 1.8% 2. Other Real Estate 10.4 2.2 9.7 1.9 (0.3) (13.6%) (7.8) (80.4%) 3. Renegotiated Loans 1.0 1.1 0.6 0.7 (0.4) (36.4%) 0.1 16.7% 4. 90+ Days Delinquent Loans 0.9 1.9 0.7 0.1 (1.8) (94.7%) (0.6) (85.7%) 5. Total NPAs & 90+ Days Delinquent $ 41.0 $ 31.3 $ 38.5 $ 30.7 $ (0.6) (1.9%) $ (7.8) (20.3%) 6. Total NPAs & 90+ Days/Loans & ORE 0.6% 0.4% 0.6% 0.4% 7. Classified Assets $153.1 $173.2 $178.4 $169.6 $ (3.6) (2.1%) $ (8.8) (4.9%) 8. Specific Reserves $ 1.6 $ 1.9 $ 1.3 $ 1.6 $ (0.3) (15.8%) $ 0.3 23.1% 42

ALLL and Fair Value Summary ($ in Millions) Q2-'18 Q3-'18 Q4-'18 Q1-'19 1. Beginning Allowance for Loan Losses (ALLL) $ 76.4 $ 77.5 $ 78.4 $ 80.6 2. Net Charge-offs (Recoveries) 0.6 0.5 (0.5) 0.9 3. Provision Expense 1.7 1.4 1.7 1.2 4. Ending Allowance for Loan Losses (ALLL) $ 77.5 $ 78.4 $ 80.6 $ 80.9 5. ALLL/Non-Accrual Loans 385.0% 383.9% 308.1% 289.5% 6. ALLL/Non-Purchased Loans 1.28% 1.28% 1.26% 1.24% 7. ALLL/Loans 1.09% 1.11% 1.11% 1.11% 8. Fair Value Adjustment (FVA) $ 37.2 $ 33.9 $ 30.0 $ 27.8 9. Total ALLL plus FVA 114.7 112.3 110.6 108.7 10. Purchased Loans plus FVA 1,059.1 979.2 874.3 809.9 11. FVA/Purchased Loans plus FVA 3.51% 3.46% 3.44% 3.43% 43

Total Return Performance 250.00 200.00 150.00 100.00 50.00 Total Return Percentage Return Total 0.00 First Merchants Corporation Russell 2000 SNL Bank $5B-$10B 3/31/2013 3/31/2014 3/31/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 44

A Leading Midwest Banking Franchise Crossing $10 Billion with Strategic Entry into Michigan Pro Forma Highlights1 Ticker: FRME Headquarters: Muncie, IN Founded: 1893 Banking Centers: 134 Assets: $11.1 Billion Loans: $7.8 Billion Deposits: $8.7 Billion Current First Merchants Locations MBTF Locations 1Balance sheet figures as of 6/30/18 and do not include any merger-related adjustments 45

Overview of MBT Financial Corporation Company Highlights Geographic FootprintFarmington Hills . Northville Headquartered in Monroe, Michigan Plymouth Redford Highland Park Livonia 75 . Westland Founded in 1858 Dearborn Ann Arbor 275 . Allen Park Operates 20 Banking Centers 94 75 Southgate . Balance Sheet as of June 30, 2018 MICHIGAN Trenton Flat Rock • Assets: $1.3 Billion Milan Rockwood • Loans: $741 Million MICHIGAN Dundee • Deposits: $1.1 Billion (89% non-maturity) 496 Monroe • Loans / Deposits: 65% Blissfield 75 94 Temperance • 9.10% TCE/TA • 0.91% NPAs/Assets Deposit Market Share by County . Income Statement for the quarter ending June 30, 2018 • ROAA: 1.51% / ROATCE: 16.59% Market Deposits Mkt. Share % of County Rank Branches ($000) (%) Franchise • Efficiency Ratio: 61.8% Monroe, MI 1 15* $998,139 50.1% 86.9% • Net Interest Margin: 3.63% • Cost of Interest Bearing Deposits: 0.18% Wayne, MI 14 6 $150,913 0.3% 13.1% Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018. *Includes one non-banking center 46

FMC Strategy and Tactics Overview Manage market presence and our core banking business. Continue organic growth protocol Optimize our retail and commercial deposit strategy . . . products and pricing Leverage balance sheet muscle . . . Liquidity, Capital, Credit Market disruptions = Opportunity Implement integration schedule and marketing plan for Michigan entry 47

Why Invest in First Merchants? Forbes Magazine recognition as a Top 2 Commercial Presence that Creates a Ranking in “America’s Best Banks” Client Preference Performance Ranked Best among Indiana State-of-the-Art Technology and Banks by Bank Director Magazine Operations Center Attractive and Growing Earnings Stream Successful Acquisition and Integration 2nd Largest Indiana Bank with an Energized Track Record and Experienced Management Team Focused on Providing Sustainable Attractive Long-Term Deposit Market Shareholder Value Shares 48

Research Coverage 49

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 50

Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	929,470	1,035,116	1,283,120	1,303,463	1,313,073	1,340,328	1,361,426	1,408,260	1,455,848
Adjust for Accumulated Other Comprehensive (Income) Loss	3,722	(1,384)	6,358	3,534	21,725	24,868	35,409	21,422	1,595
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,474	55,534	65,864	65,919	65,975	66,030	66,086	66,141	66,197
Less: Tier 1 Capital Deductions	(80)	(166)	-	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(250,493)	(300,307)	(462,080)	(464,066)	(467,518)	(466,063)	(464,658)	(463,525)	(462,202)
Less: Disallowed Deferred Tax Assets	(320)	(665)	-	-	(2,594)	(2,104)	(1,111)	-	(4,037)
Total Tier 1 Capital (Regulatory)	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	68,225	70,471	73,354	75,032	76,420	77,543	78,406	80,552	80,902
Total Risk-Based Capital (Regulatory)	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477	$ 1,140,433	$ 1,177,725	$ 1,203,178
Net Risk-Weighted Assets (Regulatory)	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677
Total Risk-Based Capital Ratio (Regulatory)	**14.24%**	**14.01%**	**13.76%**	**13.69%**	**13.69%**	**13.81%**	**14.25%**	**14.61%**	**14.71%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276
Less: Qualified Capital Securities	(55,474)	(55,534)	(65,864)	(65,919)	(65,975)	(66,030)	(66,086)	(66,141)	(66,197)
Add: Additional Tier 1 Capital Deductions	80	166	-	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 682,254	$ 732,635	$ 827,273	$ 842,806	$ 864,561	$ 896,904	$ 930,941	$ 966,032	$ 991,079
Net Risk-Weighted Assets (Regulatory)	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.16%**	**11.11%**	**11.03%**	**11.00%**	**11.04%**	**11.21%**	**11.64%**	**11.98%**	**12.12%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Total Stockholders' Equity (GAAP)	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)
Tangible Common Equity (non-GAAP)	$ 671,382	$ 725,305	$ 804,437	$ 826,835	$ 838,171	$ 867,144	$ 889,892	$ 938,351	$ 987,467
Total Assets (GAAP)	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715	$ 9,787,282	$ 9,884,716	$ 10,210,925
Less: Intangible Assets	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)
Tangible Assets (non-GAAP)	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656	$ 9,315,873	$ 9,414,932	$ 9,742,669
Tangible Common Equity Ratio (non-GAAP)	**9.50%**	**9.68%**	**9.39%**	**9.30%**	**9.32%**	**9.36%**	**9.55%**	**9.97%**	**10.14%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	6,788	6,043	5,690	5,351	5,017	4,703
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 844,214	$ 872,834	$ 895,243	$ 943,368	$ 992,170
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,243,096	49,280,188	49,304,542	49,349,800	49,428,468
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**	**$ 19.12**	**$ 20.07**

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Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2017 1Q18 2018 1Q19 Non Interest Expense (GAAP) $ 205,556 $ 53,687 $ 219,951 $ 56,621 Less: Intangible Asset Amortization (5,647) (1,726) (6,719) (1,528) Less: OREO and Foreclosure Expenses (1,903) (402) (1,470) (1,165) Adjusted Non Interest Expense (non-GAAP) 198,006 51,559 211,762 53,928 Net Interest Income (GAAP) 277,284 79,916 338,857 84,866 Plus: Fully Taxable Equivalent Adjustment 17,270 2,584 10,732 2,930 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 294,554 82,500 349,589 87,796 Non Interest Income (GAAP) 71,009 19,561 76,459 18,713 Less: Investment Securities Gains (Losses) (2,631) (1,609) (4,269) (1,140) Adjusted Non Interest Income (non-GAAP) 68,378 17,952 72,190 17,573 Adjusted Revenue (non-GAAP) 362,932 100,452 421,779 105,369 Efficiency Ratio (non-GAAP) 54.56% 51.33% 50.21% 51.18% FORWARD DIVIDEND YIELD 1Q19 Most recent quarter's dividend per share $ 0.22 Most recent quarter's dividend per share - Annualized $ 0.88 Stock Price at 3/31/19 $ 36.85 Forward Dividend Yield 2.39% DIVIDEND PAYOUT RATIO 2019 Dividends per share $ 0.22 Earnings Per Share $ 0.78 Dividend Payout Ratio 28.2% 54

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2017	1Q18	2018	1Q19
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 1,404,303	$ 1,414,109	$ 1,456,220	$ 1,487,947
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	763	19,231	19,031	(908)
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(463,618)	(467,070)	(463,076)	(461,754)
Less: Disallowed Deferred Tax Assets	-	(2,234)	-	(4,119)
Total Tier 1 Capital (Regulatory)	941,323	963,911	1,012,050	1,021,041
Allowance for Loan Losses includible in Tier 2 Capital	75,032	76,420	80,552	80,902
Total Risk-Based Capital (Regulatory)	$ 1,016,355	$ 1,040,331	$ 1,092,602	$ 1,101,943
Construction, Land and Land Development Loans	$ 612,219	$ 590,093	$ 545,729	$ 542,501
Concentration as a % of the Bank's Risk-Based Capital	**60%**	**57%**	**50%**	**49%**
Construction, Land and Land Development Loans	$ 612,219	$ 590,093	$ 545,729	$ 542,501
Investment Real Estate Loans	1,617,943	1,760,226	1,865,544	1,887,995
Total Construction and Investment RE Loans	$ 2,230,162	$ 2,350,319	$ 2,411,273	$ 2,430,496
Concentration as a % of the Bank's Risk-Based Capital	**219%**	**226%**	**221%**	**221%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	2Q18	3Q18	4Q18	1Q19
Loans Held for Sale (GAAP)	$ 2,046	$ 3,022	$ 4,778	$ 3,330
Loans (GAAP)	7,081,059	7,088,071	7,224,467	7,299,320
Total Loans	7,083,105	7,091,093	7,229,245	7,302,650
Less: Purchased Loans	(1,022,160)	(945,330)	(844,224)	(782,114)
Non-Purchased Loans (non-GAAP)	$ 6,060,945	$ 6,145,763	$ 6,385,021	$ 6,520,536
Allowance for Loan Losses (GAAP)	$ 77,543	$ 78,406	$ 80,552	$ 80,902
Fair Value Adjustment (FVA) (GAAP)	37,221	33,905	30,054	27,768
Allowance plus FVA (non-GAAP)	$ 114,764	$ 112,311	$ 110,606	$ 108,670
Purchased Loans (GAAP)	$ 1,022,160	$ 945,330	$ 844,224	$ 782,114
Fair Value Adjustment (FVA) (GAAP)	37,221	33,905	30,054	27,768
Purchased Loans plus FVA (non-GAAP)	$ 1,059,381	$ 979,235	$ 874,278	$ 809,882
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.28%**	**1.28%**	**1.26%**	**1.24%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.51%**	**3.46%**	**3.44%**	**3.43%**

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